Utility:
Beyond the Basics

Entergy 2002 Analyst Meeting

Jerry Jackson
Executive Vice President

June 14, 2002

Entergy

Discussion Outline

- Business Model
- Past Strategy Execution
- Future Strategy
- Summary

Utility Business Model



Utility
Asset Ownership
Asset Operation
Product Delivery
Customer Service
109 Million MWh
$7.2 Billion Revenue
2.6 Million Customers
Residential
Commercial
Industrial & Gov't
Regulatory Oversight

Strong Core Competencies Support the Business Model

Utility

Provide excellence through safety, service & reliability

Excellence in safe work practices	Excellence in operations	Constructive regulatory relationship skills	Leader in transmission policy development
• Corporate safety council established • Accidents have been cut by 64% since 1998 • Ranked 1st in prevention of lost-time accidents	• 98% capacity factor for regulated nuclear units • World records for outages duration on two different reactor types • Rank 5th for fossil O&M / KWh • Ranked 5th in customer service O&M / KWh	• Recovery of $0.5 billion in increased fuel / purchase power costs • Arkansas ice storm settlement • Asked by LPSC to help develop statewide FRP • State regulators adopted Entergy participant funding	• SeTrans participant • Developed participant funding option • Developed hybrid model for coexistence of ITCs within RTOs • Locational marginal pricing advocate

Back to Basics Strategy Was Successful
Service Improved Significantly

Capital Investment and Depreciation
$ Millions



Capex
Depreciation
544
737
1,057
1,063
98
99
00
01

Customer Service
1998 vs. 2001



Outage Frequency
Down 40%
Outage Duration
Down 42%
Call Center Answer Time
Down 75%
Regulatory Outage Complaints
Down 79%

Entergy Has Grown Utility Investment...



Utility Investment*
$ Billions
2% CAGR =98-01
10.7
10.6
11.1
11.3
98
99
00
01

* Based on available estimates at May 31, 2002

…While Maintaining Competitive Customer Rates


Average Electricity Rates - SPELEC Companies
Cents/kWh
1st Quartile
2nd Quartile
18
16
14
12
10
8
6
4
2
0
AYE
CIN
AEP
AEE
SO
XEL
D
CEG
CMS
PGN
PPL
ETR
TXU
DTE
TE
EXC
REI
FPL
PNW
FE
PEG
PCG
EIX
ED

Source: RDI Powerdat; 12 Months ending 10/01; includes fuel

Resolution of Regulatory Issues Reflects Improved Relationships

Regulatory Timeline


ELI settles rate review with no rate action required
ELI settles 4th rate review refunding less than $1 million
MPSC approves $137 million increase in the fuel rider as filed
EGS/TX settles with PUCT on cost unbundling; allowed ROE increased to 11.25%
ELI settles refund issues in 5th & 6th rate reviews
Louisiana delays competition
EAI settles ice storm case & earnings cap removed
1999
2000
2001
2002
PUCT & EGS/TX reach settlement; implement rate freeze until 2001
APSC Staff & EAI agree to propose delay in competition
EGS/LA settles 2nd – 5th earnings reviews
MPSC increases rates $5.6 million
EGS/LA settles 6th & 7th earnings reviews; highest ROE since 1992
MPSC allows EMI to implement late fees
MPSC agrees to $2 million rate increase
ELI settles $11 billion lawsuit for $72 million
APSC accepts EAI's $364 million fuel cost increase
PUCT staff & EGS/TX reach settlement delaying competition until 9/15/02
Entergy Arkansas and APSC
Entergy Gulf States/TX and PUCT
Entergy Louisiana/Entergy Gulf States/LA and LPSC
Entergy Mississippi and MPSC

Service + Cost + Community Involvement = Strong Regulatory Relations

Overall Financial Metric Improvement


ROE*
ROIC*
7.9%
6.2%
9.5%
7.0%
9.7%
6.9%
10.1%
7.2%
98
99
00
01

** Weather adjusted as reported per books*

The Next Steps in Utility Strategy Will Deliver Continued Growth

1998: Back to Basics	2002: Beyond the Basics
Improve Customer Service	Pursue Regulatory Initiatives
Improve Reliability	Pursue Generation Investment
Improve Regulatory Relationships	Pursue Economic Development Initiatives
7% Average Annual Growth 98 - 01*	5% Targeted Long Term Average Annual Growth*

*Represents operational weather adjusted earnings per books

Regulatory Initiatives Are Aggressive But Achievable


Arkansas
Mississippi
Louisiana
New Orleans

Initiatives

Base Rate Increases

Formula Rate Plans

Generation Incentive Plans

New Generation Plan Required to Address Entergy's 3GW Shortage

Capacity and Demand
GW



30
25
20
15
10
5
0
Intermediate & Peaking
Baseload
Intermediate & Peaking
Baseload
Load Profile
Owned Capacity

Net Shortage 3 GW

Generation Market



Gross (MW)
Plant Type
CC
CC-Cogen
Cogen
TransArea
ARKANSAS
LOUISIANA
MISSISSIPPI
TEXAS
AREC Coop
Pine Bluff
Hempstead County
Attala
Choctaw
Hinds Energy Facility
Warren
Evangeline Project
Acadia
Cottonwood
Exxon - Baton Rouge
BASF
Port Arthur Project
Sabine Bayou Cogen
Waterford

	2002	2003	2004
Resulting Reserve Margins	42%	63%	60%

High-Heat-Rate Generation is Still Viable and Creates Optionality for Plan


Economic Cost vs. Capacity Factor
$/MWh
140
120
100
80
60
40
20
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
CCGT
CT
ETR Intermediate Gas
ETR Peaking Gas
18%
29%
65%
64%

Supply Options

- Repower Existing Sites
- Purchase Products
- Maintain Existing Sites
- Acquire Assets

* *ETR units reflect a 5-year revenue requirement. New builds reflect full-in levelized economic cost.*
Natural gas price = $3.50/mmbtu

Plan Will Benefit Customers and Shareholders

Illustrative Non-Fuel Customer Cost
$/MWh



5 yr time period
Long Run Marginal Cost
Revenue Requirements
$600/kW
$400/kW
3-yr market purchase
$/kW-Yr
1
5
9
13
17
Years

Supply strategy:
Long-term owned capacity & short-term purchase mix

Potential Earnings Impact
$/share



?
$0.04
$0.06
Purchase Power
$200 Million Investment*
$300 Million Investment*

**Investment assumes: 20 year recovery; 50% Debt; 12% Cost of Equity; first 5 years of investment*

Moving Traditional Base Rate Plan to Comprehensive Plan Benefits All Stakeholders


Base Rate Increases
Traditional Incentive Levers
O & M Reduction
Capital Savings
Sales Growth
IMPACT
Traditional Base Rate FRP
Rate Base = $12 B
Incentive Levers = 0% - 1% ROE Enhancement

Moving Traditional Base Rate Plan to Comprehensive Plan Benefits All Stakeholders

Base Rate Increases

Traditional Incentive Levers

- ☐ O & M Reduction
- ☐ Capital Savings
- ☐ Sales Growth

IMPACT

Traditional Base Rate FRP

Rate Base = $12 B

Incentive Levers = 0% - 1% ROE Enhancement

New Incentive Levers

- ☐ Fuel Savings
- ☐ Purchased Power Savings
- ☐ Fuel / Purchase Power Efficiencies
- ☐ O&M & Capital / Fuel Efficiencies

Moving Traditional Base Rate Plan to Comprehensive Plan Benefits All Stakeholders

Base Rate Increases

Traditional Incentive Levers

- ☐ O & M Reduction
- ☐ Capital Savings
- ☐ Sales Growth

IMPACT

Traditional Base Rate FRP

Rate Base = $12 B

Incentive Levers = 0% - 1% ROE Enhancement

New Incentive Levers

- ☐ Fuel Savings
- ☐ Purchased Power Savings
- ☐ Fuel / Purchase Power Efficiencies
- ☐ O&M & Capital / Fuel Efficiencies

IMPACT

Potential 0% - 2% ROE Enhancement


Traditional FRP

Economic Development Efforts Target Commercial, Industrial Customer Needs

Projected Cumulative Cogeneration Loss Declining

$ Millions



73.3
65.7
1998 Plan
47.4
31.3
14.6
Current Plan
1.5
01
02
03

% Change 98 vs 01 plan: (97)% (78)% (57)%

Proactive Customer & Regulatory Initiatives

2002 & 2003

- **Marketing / Economic Development**
- **Co-gen "Win Back" Program**
- **Protect and improve profitability**
- **Market based pricing initiatives**

Beyond the Basics Initiatives Focus on ROE Improvement and Capital Recovery



Financial Metrics
ROE*
ROIC*
10.1%
7.2%
10.2%
7.2%
10.6%
7.3%
01
02
03
Projected

*2001 data is weather adjusted as reported per books; 2002 & 2003 are based on midpoint of operational utility guidance

Summary - Utility

Deliver 5% average annual growth from the utility by pursuing the following initiatives:

- Obtain full recovery of incremental capital investment and improve allowed ROEs
- Execute regulatory initiatives in 2002 and 2003
- File generation incentive plans with regulators in 2002
- Increase economic development activities to maintain and grow commercial / industrial base
- Continue commitment to improved customer service and reliability